Exhibit 99.1

ANALYST MEETING MARCH 15, 2016

TERRY D. MCCALLISTER CHAIRMAN AND CEO 2 Terry D. McCallister is Chairman of the Board and Chief Executive Officer of WGL Holdings, Inc. He also serves as Chairman and CEO of Washington Gas, the natural gas utility serving over one million customers in the Washington metropolitan area and surrounding region. Prior to his election as Chairman and CEO on October 1, 2009, Mr. McCallister served as President and Chief Operating Officer of WGL Holdings and Washington Gas. He joined Washington Gas in 2000 as Vice President of Gas Transportation. Mr. McCallister serves on the Board of Directors of the American Gas Association and was Chairman for 2015. He is a past Chairman of the Board of Directors of the Southern Gas Association and is currently Chairman of the Board of Directors of the Gas Technology Institute. Mr. McCallister serves on the National Petroleum Council. He also serves on the boards of several business and community organizations, including, among others, the Greater Washington Board of Trade, where he is the Chair-elect, the Alliance to Save Energy, the Smithsonian National Zoo, the National Symphony Orchestra (President) and the INOVA Health System Foundation (Past Chairman). Mr. McCallister is a graduate of University of Missouri-Rolla where he received a Bachelor of Science in Engineering Management. He is also a graduate of the University of Virginia’s Darden School of Business Executive Program.

ADRIAN P. CHAPMAN PRESIDENT AND COO 3 Adrian P. Chapman is the President and Chief Operating Officer for WGL Holdings, Inc. and Washington Gas. He is responsible for all aspects of the regulated utility including operations, customer service, engineering, construction, field operations, safety, rates, gas acquisition, information technology and human resources activities. He serves on the board of directors for several wholly owned subsidiaries of WGL Holdings, Inc. Prior to being elected President and COO on October 1, 2009, Mr. Chapman served as the Vice President of Operations, Regulatory Affairs & Energy Acquisition for Washington Gas. He has worked for Washington Gas for 31 years in various capacities including Manager of Interruptible Customer Sales, Manager of Economic Analysis and Director of Regulatory Affairs. Mr. Chapman is on the Board of Directors of the Virginia Utility Protection Service, is a member of the Leadership Council of the American Gas Association and past chair of the AGA Rate and Strategic Issues Committee, and is on the Board of Directors of the Southern Gas Association. He is also a member of the Board of Directors of Goodwill of Greater Washington, the Virginia Early Childhood Foundation, the Governor of Maryland's Workforce Investment Board, LEAD Virginia and a graduate of the LEAD Virginia Class of 2006, a statewide leadership program, and immediate past Chairman of the Board of Directors of the Fairfax County, Virginia Chamber of Commerce. He received his Bachelor of Arts degree in Economics from the College of William and Mary in Virginia and his Master of Arts degree in Economics from George Mason University.

VINCENT L. AMMANN, JR. SENIOR VICE PRESIDENT AND CFO 4 Vincent L. Ammann, Jr., is Senior Vice President and Chief Financial Officer for WGL Holdings, Inc. and Washington Gas Light Co. He is responsible for the administration and supervision of all financial functions including accounting, taxes, investor relations, risk management and treasury management. Prior to his election as CFO in 2006, Mr. Ammann held several executive finance positions at Washington Gas and WGL Holdings. He joined Washington Gas in 2004 from two local gas distribution companies in Connecticut where he had worked for 14 years in various executive positions in accounting, finance and administration. He also started a non-utility subsidiary which invested in technology solutions for the utility industry. Prior to his industry experience in Connecticut, Mr. Ammann had worked in auditing and consulting capacities for Deloitte and Touche for nine years. He started his career in the Detroit office of Deloitte and transferred to Washington to an Executive Office group serving public utility clients with accounting, regulatory and tax consulting services. Mr. Ammann serves on the Board of Directors of the Virginia Chamber of Commerce, the Virginia Chamber PAC, and CulturalDC (an arts economic development organization in DC). He is a member of the American Institute of Certified Public Accountants and the American Gas Association, where he is Past Chairman of its Finance Committee. Mr. Ammann holds a Masters of Business Administration degree from the University of Connecticut and a Bachelor of Business Administration degree from The University of Michigan.

GAUTAM CHANDRA SENIOR VICE PRESIDENT STRATEGY AND NON-UTILITY 5 Gautam Chandra joined Washington Gas and WGL Holdings, Inc. in 2002. In his current role, he is responsible for overseeing corporate strategy and corporate business development including WGL's program of investing in emerging clean and efficient energy technology companies and assets. In addition, he oversees all of WGL Holdings' non-utility operating segments consisting of Retail Energy Marketing, Commercial Energy Systems, and Midstream Energy Services. Mr. Chandra brings broad strategy, general management and entrepreneurial expertise to WGL, acquired through senior management positions in the energy and manufacturing industries. Prior to joining Washington Gas, Mr. Chandra was founder and chief executive officer of Smartenergy, Inc. until its sale to Alliant Energy in 2001. Mr. Chandra currently serves on the boards of American Solar Direct (a residential solar developer based in California, USA), the Asian and Pacific American Center for the Smithsonian Institution and TIE-DC organization. He sits on the Leadership Council for ACORE (American Council of Renewable Energy) and is a member of the Young Presidents Organization (YPO), National Association of Corporate Directors (NACD), and Leadership Greater Washington (LGW). Mr. Chandra holds a Master of Business Administration degree from the Johnson School at Cornell University and a Bachelor of Science in mechanical engineering from Virginia Polytechnic Institute and State University.

ANTHONY M. NEE VICE PRESIDENT AND TREASURER 6 Anthony M. Nee is Vice President and Treasurer of WGL Holdings, Inc. and Washington Gas Light Company, and President of WGL Midstream, Inc. Mr. Nee is responsible for maintaining corporate liquidity and developing the relationships with commercial and investment banks. He also oversees the companies' non-utility financial planning and analysis function and he manages Corporate Asset Optimization activity. As President of WGL Midstream, Inc. Mr. Nee also oversees the company’s infrastructure investments. Mr. Nee joined Washington Gas in 2003, overseeing compliance with Sarbanes-Oxley requirements and the energy risk management function. Mr. Nee is a native of Pittsburgh, where he started his career as a CPA, spending 10 years in Public Accounting. After leaving the Pittsburgh office of Arthur Young, he began a 25-year career in the natural gas and electric power industries. During that time, he held increasingly responsible roles in internal audit, controls management and risk management. Mr. Nee is a graduate of The Pennsylvania State University where he earned a B.S. in Accounting. He is a member of the Pennsylvania Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

Forward-Looking Statements This document and other statements by us include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the outlook for earnings, revenues, dividends and other future financial business performance or strategies and expectations. Forward-looking statements are typically identified by words such as, but not limited to, “estimates,” “expects,” “anticipates,” “intends,” “believes,” “plans,” “forecasts,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could.” Although we believe such forward-looking statements are based on reasonable assumptions, we cannot give assurance that every objective will be achieved. Forward-looking statements speak only as of today, and we assume no duty to update them. Factors that could cause actual results to differ materially from those expressed or implied include, but are not limited to, general economic conditions and the factors discussed under the “Risk Factors” heading in our most recent annual report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission.

Non-GAAP Financial Information Management believes operating earnings (loss) and adjusted EBIT provide a more meaningful representation of our earnings from ongoing operations on a consolidated and segment basis, respectively. These measures facilitate analysis by providing consistent and comparable measures to help management, investors and analysts better understand and evaluate our operating results and performance trends, and assist in analyzing period-to-period comparisons. Additionally, we use these non-GAAP measures to report to the board of directors and to evaluate management's performance. To derive our non-GAAP measures, we adjust for the accounting recognition of certain transactions (non-GAAP adjustments) based on at least one of the following criteria: (i) To better match the accounting recognition of transactions with their economics; (ii) To better align with regulatory view/recognition; (iii) Significant out of period adjustments; (iv) Other significant items that may obscure historical earnings comparisons and are not indicative of performance trends; and (v) For adjusted EBIT, other items which may obscure segment comparisons. There are limits in using operating earnings (loss) and adjusted EBIT to analyze our consolidated and segment results, respectively, as they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. In addition, using operating earnings (loss) and adjusted EBIT to analyze our results may have limited value as they exclude certain items that may have a material impact on our reported financial results.

AGENDA 9 9:00 AM 9:15 AM 9:40 AM 10:05 AM 10:30 AM 10:50 AM 11:00 AM Overview Financial Objectives Washington Gas WGL Energy WGL Midstream Closing Remarks Q&A Panel

CHAIRMAN’S OVERVIEW TERRY MCCALLISTER CHAIRMAN AND CEO

OUR VISION 11 WGL Holdings is the preferred source of clean and efficient energy solutions that produce value for our customers, investors and communities.

WGL HOLDINGS, INC. 12 Washington Gas (Regulated Utility) WGL Energy Systems (Commercial Energy Systems) WGL Midstream (Midstream Energy Services) WGL Energy Services (Retail Energy Marketing)

KEY FINANCIAL MEASURES

Total Assets


CAGR = 8.6%
$3.8B
$4.1B
$4.3B
$4.9B
$5.3B
FY11
FY12
FY13
FY14
FY15

Cash Flow from Operations


CAGR = 14.2%
$296M
$218M
$318M
$382M
$504M
FY11
FY12
FY13
FY14
FY15

Capital Investments


CAGR = 25.0%
$214M
$267M
$371M
$422M
$522M
FY11
FY12
FY13
FY14
FY15

Non-GAAP Earnings


CAGR = 8.9%
$2.25
$2.68
$2.31
$2.68
$3.16
FY11
FY12
FY13
FY14
FY15

WGL

13

WGL HOLDINGS, INC. 14 A geographically diverse, risk balanced portfolio

ENERGY ANSWERS 15

WGL SUSTAINABILITY 16 WGL has achieved a 70% reduction in GHG emissions from its fleet and facilities earlier than 2020 target date WGL is on track to achieve an 18% reduction in emissions for every unit of natural gas delivered by 2020 70% 12% Complete On Track 70% reduction in GHG emissions from WGL fleet and facilities 18% reduction in GHG emissions for every therm of gas delivered 2020 Sustainability Goals WGL has made significant progress on sustainability goal to reduce GHG emissions

WGL CLEAN ENERGY 17 WGL provides clean and efficient energy solutions, including solar power, wind power, and carbon offsets, that enable our customers to achieve their sustainability goals 0.8M 0.9M 1.1M 1.2M FY12 FY13 FY14 FY15 WGL Energy Wind Power Megawatt Hours Sold 10K 24K 85K 147K FY12 FY13 FY14 FY15 WGL Energy Solar Power Megawatt Hours Generated 0.7M 1.0M 1.3M 1.5M FY12 FY13 FY14 FY15 WGL Energy Carbon Offsets Dekatherms Gas Offset

WGL GOVERNANCE 18 Annual Election of Directors Lead Independent Director Pay-For-Performance Independent Committees Commitment to Diversity No “Poison Pill” Risk Oversight by Full Board Strong Focus on Safety WGL is committed to maintaining the highest standards of corporate governance

WGL SAFETY AND RELIABILITY 19 In 2015, 99.8% of our customers did not experience a service interruption We have reduced the DART injury rate by 75% over 5 years We have reduced third-party damages by 14% over 5 years By the end of 2020, 11% of our service lines will benefit from accelerated replacement 99.8% -75% -14% 11% Damage prevention and accelerated infrastructure replacement programs contribute to system reliability

FY2015 HIGHLIGHTS 20 Strategic Objectives Grow earnings 7%-10% per year Increase dividend 5% per year Continue to invest in utility growth Invest in projects with predictable earnings FY2015 Highlights Record Non-GAAP EPS of $3.16 Non-GAAP EPS growth of 18% over FY2014 Increased dividend 5% to $1.85/share (FY15) Increased dividend for 39th consecutive year (FY15) Added 12,800 new active meters Invested $113M in accelerated pipe replacement Announced $228M investment in Mountain Valley Invested $158M in commercial DG projects

FY2016 PRIORITIES 21 Operating Segments Utility Retail Marketing Commercial Systems Midstream FY2016 Priorities File rate cases in District of Columbia and Virginia Continue accelerated pipe replacement programs Revise Virginia Gas Reserves proposal Maintain earnings at long-term average levels Grow large government/commercial volumes Invest $200M in distributed generation projects Evaluate additional fuel cell and CHP opportunities Grow energy efficiency contracting business Execute current pipeline investment plans Evaluate additional midstream projects

EPS GROWTH 22 $3.76 $4.32 $2.68 $3.16 FY16 Guidance $3.00 - $3.20 FY17 Estimate $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 FY14 FY15 FY16E FY17E FY18E FY19E EPS Growth FY14 – FY19E Non-GAAP Operating Earnings Forecasted long-term Non-GAAP EPS growth of 7-10%

FINANCIAL OBJECTIVES VINCENT L. AMMANN, JR. SENIOR VP AND CFO

CAPITAL ALLOCATION 24 Invest in utility rate base (Washington Gas) Customer growth, accelerated pipe replacement Invest in midstream pipeline projects (WGL Midstream) Predominantly regulated, fully subscribed Invest in distributed generation projects (WGL Energy) Contracted long-term revenue streams Less reliance on tax-advantaged investments A disciplined capital allocation strategy focused on infrastructure investments

BALANCE SHEET 25 Equity 49% Equity 58% Debt 50% Debt 41% Preferred 1% Preferred 1% WGL Holdings Washington Gas Total Capitalization Four Quarter Average Ending December 31, 2015 Credit Ratings WGL WG Fitch A AA- Moody's A3 A1 S&P A A+ Strong balance sheet and top-tier credit ratings

DIVIDEND GROWTH 26 $1.35 +1.5% $1.37 +3.6% $1.42 +3.5% $1.47 +2.7% $1.51 +2.6% $1.55 +3.2% $1.60 +5.0% $1.68 +4.8% $1.76 +5.1% $1.85 +5.4% $1.95 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Annualized Dividends We have increased dividends for 40 consecutive years and paid a dividend for 165 years

DIVIDEND PAYOUT RATIO 27 DIV $1.54 DIV $1.59 DIV $1.66 DIV $1.74 DIV $1.83 DIV $1.93 EPS $2.25 EPS $2.68 EPS $2.31 EPS $2.68 EPS $3.16 EPS $3.10 68% 59% 72% 65% 58% 62% FY11 FY12 FY13 FY14 FY15 FY16E Dividends Declared & Payout Ratio Payout Ratios Based on Non-GAAP Operating EPS We expect to maintain a target payout ratio in the 60%-65% range

EPS GROWTH 28 $4.02 $4.75 $2.68 $3.16 FY16 Guidance $3.00 - $3.20 FY17 Estimate $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 FY14 FY15 FY16E FY17E FY18E FY19E FY20E EPS Growth FY14 – FY20E Non-GAAP Operating Earnings Forecasted long-term Non-GAAP EPS growth of 7-10%

CAPITAL INVESTMENT 29 Utility $321M Utility $363M Utility $367M Utility $381M Utility $395M Utility $435M Midstream $43M Midstream $207M Midstream $374M Midstream $169M Midstream $2M DG $158M DG $200M DG $100M DG $100M DG $100M DG $100M ⊳ Equity Required ⊲ $522M $770M $841M $649M $497M $535M FY15 FY16E FY17E FY18E FY19E FY20E Capital Investment FY15 – FY20E Our plans reflect long term commitment to growth in energy infrastructure investments

DEBT MATURITY 30 $250M $100M $150M 2018 2019 2025+ WGL Holdings Calendar Year as of March 15, 2016 $25M $50M $50M $596M 2016 2018 2019 2025+ Washington Gas Calendar Year as of March 15, 2016 Combined average maturity of 14 years

LIQUIDITY PROFILE 31 Outstanding $250M Outstanding $167M Outstanding $204M Available $283M Available $146M WGL Holdings Term Loan WGL Holdings Revolver Washington Gas Revolver Available Credit As of February 29, 2016 Credit facility extends to December 2019

EBIT CONTRIBUTION 32 Utility 77% Mid N/M Comm N/M Retail 23% Utility 70% Mid 5% Comm 10% Retail 15% Utility 60% Mid 15% Comm 15% Retail 10% Midpoint of FY16 Guidance 72% Regulated FY11 FY12 FY13 FY14 FY15 FY16E FY17E FY18E FY19E FY20E EBIT Contribution By Segment The percentage of earnings derived from stable and predictable revenue streams will continue to grow

WASHINGTON GAS ADRIAN P. CHAPMAN PRESIDENT AND COO

ROBUST UTILITY GROWTH 34 Major Drivers Rate Base Rate Cases Asset Optimization Sources of Growth Accelerated replacement programs Customer meter growth Traditional utility investment (via rate cases) Virginia Gas Reserves Rate case in District of Columbia (2016) Rate case in Virginia (2016) Rate case in Maryland (2018) Optimization of utility transportation assets Optimization of utility storage assets

ECONOMIC STRENGTH 35 Greater Washington is the sixth largest regional economy in the United States In 2010, the federal government accounted for 40 percent of the local economy. By 2020, it’s anticipated to drop to less than 30 percent $1,559B $867B $611B $525B $504B $472B $412B $391B $382B $325B New York Los Angeles Chicago Houston Dallas Washington San Francisco Philadelphia Boston Atlanta Gross Metropolitan Product Job growth expected in the professional services, education, and health sectors will drive increased demand for housing in the area Washington has the highest median household income in the nation, reflecting a highly educated workforce and low unemployment $91,193 $83,222 $75,667 $71,501 $71,273 $69,111 $67,066 $66,870 $66,192 $61,598 Washington San Francisco Boston Baltimore Seattle Minneapolis New York Denver San Diego Chicago Median Household Income

CONTINUING INVESTMENT 36 Cust Growth $85M Cust Growth $105M Cust Growth $131M Cust Growth $151M Cust Growth $170M Cust Growth $184M Accel Repl $113M Accel Repl $112M Accel Repl $125M Accel Repl $127M Accel Repl $134M Accel Repl $152M Other $123M Other $146M Other $111M Other $103M Other $91M Other $100M $321M $363M $367M $381M $395M $435M FY15 FY16E FY17E FY18E FY19E FY20E Timely Recovery Rate Cases Utility Capital Investment 2/3 of capital investment over next five years will generate immediate revenue

RATE BASE GROWTH 37 Rate Base $1.75B Customer Growth $0.75B Accelerated Replacements $0.65B Normal Replacements $0.25B Other Utility $0.30B Depreciation, Def Taxes -$1.0B Rate Base $2.70B CAGR = 9% FY2015 FY2020E Projected Rate Base Growth $1.4B of rate base growth from customer growth and accelerated replacement to drive revenue increase of 17%

ACCELERATED REPLACEMENT 38 $113M $112M $125M $120M $117M $122M $7M $17M $30M $113M $112M $125M $127M $134M $152M FY15 FY16E FY17E FY18E FY19E FY20E Approved Incremental Investment with New Plans Capital Investment $650 million investment over the next five years

ACCELERATED REPLACEMENT 39 Jurisdiction Virginia Maryland District of Columbia Expansion Opportunities Current SAVE program ($191M) expanded by $66M File in 2017 for new five-year plan in 2018 Potential increase $12M per year Current STRIDE program ($200M) expanded by $18M File in 2018 for new five-year plan in 2019 Potential increase $11M per year Approval to spend $110M over five years File in 2019 for new five-year plan in 2020 Potential increase $9M per year

ACCELERATED REPLACEMENT 40 Jurisdiction Virginia Maryland District of Columbia Program Statistics 69 miles of main and 18,754 services replaced to date 6 Years 18 miles of main and 5,041 services this year FY2016 393 miles of main and 97,904 services remaining 14 Years 45 miles of main and 6,571 services replaced to date 2 Years 26 miles of main and 4,621 services this year FY2016 557 miles of main and 63,827 services remaining 20 Years 6 miles of main and 1,398 services replaced to date 1 Year 4 miles of main and 781 services this year FY2016 480 miles of main and 35,638 services remaining 39 Years

CUSTOMER GROWTH 41 Washington Gas continues to capture over 90% of new single-family residential market New tariffs with reduced customer contribution costs are driving higher conversion rates Regulatory support of multi-family piping programs to target high growth multi-family segment +1.4% +1.9% +2.2% +2.4% +1.9% +16,400 +23,300 500,000 750,000 1,000,000 1,250,000 FY15 FY16EFY17E FY18E FY19E FY20E Projected Meter Growth or meter equivalent, for revenue modeling purposes Growth driven by traditional meter growth, multi-family development, and large commercial customers

SERVICE TERRITORY GROWTH 42 Growth Projects Mixed Use: Hoffman Town Center New development with 3.5M sq ft office space, 1.5M sq ft residential Commercial: MGM Casino 125,000 sq ft casino, 18,000 sq ft retail, 27,000 sq ft convention Single Family: Lake Frederick 1,200 single family homes and 400 townhomes in Shenandoah Valley Industrial: Valley Protein Recovery and recycling plant located in Winchester, Virginia Mixed Use: Parks at Walter Reed 3.1M sq ft development supported by a gas-powered microgrid St. Mary's Charles Prince George's Montgomery Frederick Calvert Richmond Westmoreland Northumberland Fairfax Prince William Loudoun Warren Clarke Frederick Lancaster D.C. Shenandoah Valley Protein Lake Frederick Hoffman Town Center MGM Casino Expected household growth over 25% Expected household growth 20-24% Expected household growth 10-19% 2015 – 2030 Growth The Parks at Walter Reed

REGULATORY UPDATE 43 District of Columbia Virginia Maryland Filed rate case in February 2016 requesting + $17.4M additional annual revenue + Revenue Normalization Adjustment Anticipate new rates effective February 2017 Plan to file rate case in fiscal third quarter New gas reserves proposal in fiscal third quarter STRIDE required rate case prior to 2019 Plan to file rate case in fiscal third quarter 2018

REGULATORY TIMELINE 44 VA SAVE: Original Plan 2012 2013 2014 2015 2016 Oct 1, 2011 Rates Effective Nov 23, 2013 Rates Effective Jun 4, 2013 Rates Effective 2011 May 2014 MD STRIDE Jan 2013 VA SAVE 2017 2018 Feb 2016 DC Rate Case Rate Case Required Rate Case Required 2019 2020 June 2016 VA Rate Case 2021 Jun 2014 DC APRP 2010 VA SAVE: Current Plan + Amendments $257M to Dec 2017 New Plan to Dec 2022 MD STRIDE: Original Plan + Amendments $218M to Dec 2018 DC Mechanically Coupled Pipe Replacement: $28M to Dec 2016 New Plan to Dec 2023 New Plan to Sep 2024 DC APRP: $110 Million to Sep 2019 VA DC MD DC DC MD VA Jun 2010 VA SAVE

ASSET OPTIMIZATION 45 $6M $15M $23M $26M $24M $27M $36M $35M $61M $85M $61M $44M/year FY17E-FY20E FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16E Asset Optimization Revenues Available for Sharing Both customers and shareholders have benefited from program success and sharing mechanisms

UTILITY RATE OF RETURN 46 9.4% 11.4% 10.0% 8.9% 7.7% 9.2% 8.7% 10.5% 8.4% 8.9% 0.2% 0.8% 0.8% 0.8% 0.9% 1.0% 0.8% 1.5% 2.1% 1.4% Allowed ROE 9.6% 9.6% 12.2% 10.8% 9.7% 8.6% 10.2% 9.5% 12.0% 10.5% 10.3% FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16E Utility Asset Optimization Earned Utility Return on Equity % Asset Optimization provides an opportunity to enhance earned Return on Equity

UTILITY EBIT 47 $244M $236M $227M Adjusted EBIT FY17E-FY20E Utility 90% Asset Opt 10% Utility 95% Asset Opt 5% $0M $100M $200M $300M $400M $500M FY14 FY15 FY16E Adjusted EBIT FY14 – FY20E Sustained EBIT Growth through FY2020

UTILITY EBIT AND RATE BASE 48 CAGR = 9% FY2015 FY2020E Utility Rate Base Growth CAGR = 8% FY2015 FY2020E Utility Core EBIT Growth Excluding Asset Optimization Expected rate base growth will help drive 8% increase in utility EBIT over five year planning period

WGL ENERGY GAUTAM CHANDRA SENIOR VP, STRATEGY AND NON-UTILITY

NON-UTILITY BUSINESSES 50 Operating Segment Retail Energy Marketing Commercial Energy Systems Midstream Energy Services Market Presence

ENERGY SOLUTIONS 51 Power Natural Gas Carbon Reduction Solar Power Wind Power Energy Efficiency Storage CHP Fuel Cells Traditional Energy Renewables Technologies Distributed Impact TM

ENERGY ANSWERS GENERAL SERVICES ADMINISTRATION (GSA) 52 Natural Gas Washington Gas provides natural gas infrastructure, and WGL Energy is natural gas supplier to the General Services Administration Power WGL Energy won GSA contract to serve power to the majority of Federal departments and agencies in the District of Columbia and Maryland Wind WGL Energy added WindPower to GSA electric supply, sourced from regional wind farms Solar WGL Energy will own, install and operate multiple solar facilities for GSA with capacity of 2.8 MW An example of our ability to deliver a comprehensive set of solutions across the energy spectrum and help a large customer reach their 2020 GHG reduction goals CHP WGL Energy was prime contractor for design-build project at GSA Heating Operation and Transmission District, which includes a co-generation system

ENERGY ANSWERS DC DEPARTMENT OF GENERAL SERVICES (DGS) 53 Natural Gas Washington Gas provides natural gas infrastructure to multiple DGS locations Power WGL Energy selected to supply approximately 400,000 MWH of electricity to more than 700 city government accounts 11.4 MW at 36 sites 3.5% of DGS total annual electricity 20-year PPAs Solar Project Wind WGL Energy has provided DGS with wind power since 2010, primarily electricity matched with 100% wind RECs “This project will help establish a community scale network of distributed generation assets throughout the District.” Christopher Weaver DGS Acting Director Solar WGL Energy will own, install and operate multiple solar facilities for DGS with capacity of 11.4 MW

RETAIL ENERGY MARKETING

OVERVIEW 55 WGL Energy Services WGL Energy Services is recognized as a leader in the Mid-Atlantic retail supply market, particularly with respect to green energy Offers competitive pricing, energy expertise, and flexible contracting options Growing focus on large commercial and government accounts Quick Facts 280,000 customers in District of Columbia, Maryland, Virginia, Delaware, and Pennsylvania Residential, commercial and industrial customers Natural gas, electricity, wind/renewable energy credits, and carbon offsets Green Power Leadership Award from the U.S. Environmental Protection Agency (EPA)

RETAIL VOLUMES 56 5.8 TWH 5.9 TWH 1.2 TWH Commercial Government Residential Electric Volume (TWH) Calendar Year Ending December 31, 2015 40.4 BCF 11.3 BCF 11.2 BCF 6.3 BCF Commercial Government Residential Wholesale Natural Gas Volume (BCF) Calendar Year Ending December 31, 2015 Increased focus on commercial and government accounts

RETAIL NATURAL GAS 57 $44M $38M $45M $59M $62M $39M Adjusted Gross Margin FY17E-FY20E 67.8 BCF 61.0 BCF 70.3 BCF 71.8 BCF 71.3 BCF 69.3 BCF FY11 FY12 FY13 FY14 FY15 FY16E Adjusted Gross Margin Volume (BCF) Gas Volume & Gross Margin Weather related wholesale opportunities help deliver stable margins

RETAIL ELECTRIC 58 $68M $79M $59M $1M $57M $65M Adjusted Gross Margin FY17E-FY20E 10.8M MWH 11.8M MWH 12.1M MWH 11.7M MWH 12.1M MWH 19.8M MWH FY11 FY12 FY13 FY14 FY15 FY16E Adjusted Gross Margin Volume (MWH) Electric Volume & Gross Margin Electric margins recovering back to historical levels

ENERGY MANAGEMENT 59

RISK MANAGEMENT 60 Weather hedges, options and other instruments are purchased to dampen effects of warmer or cooler than normal weather Matched book takes into account seasonable variability of load as well as customer sensitivity to weather Contracting strategy includes pass through of ancillary costs; many ancillary charges are now hedged with other energy products Cash flow risk from collateral requirements reduced through five year secured supply arrangement with Shell Energy North America Gross Margins vs. Winter HDDs Hedged Portfolio Weather Scenarios WGL Energy employs a diverse set of risk management tools

CASH CONTRIBUTIONS 61 $188M $59M $55M $30M $40M FY12 FY13 FY14 FY15 Cumulative Cash Contribution Adjusted EBIT 2 Yr Moving Avg Cumulative Cash and Adjusted EBIT Strong business fundamentals generating cash for dividends and investments

RETAIL EBIT 62 $60M $49M $11M $68M $39M Adjusted EBIT FY17E-FY20E $0M $25M $50M $75M $100M FY12 FY13 FY14 FY15 FY16E Adjusted EBIT FY12 – FY20E Positioned to continue to deliver steady earnings and cash contributions

COMMERCIAL ENERGY SYSTEMS

OVERVIEW 64 WGL Energy Systems WGL Energy Systems owns distributed generation assets including solar, combined heat and power plants, and natural gas fuel cells WGL Energy Systems also upgrades the energy infrastructure for government and commercial customers with advanced technology Plans to invest $200 million in fiscal year 2016 in solar and other distributed systems Quick Facts Activities in 19 different states and the District of Columbia Over $500 million invested in 100+ projects Generated 147,000 MWh of clean electricity in FY2015 Revenue primarily from PPAs and renewable energy credits A diverse portfolio of customers across all economic sectors

ASSET MAP



MN
2MW
NY
24MW
MA
24MW
RI
1MW
CT
5MW
NJ
1MW
DE
2MW
MD
28MW
DC
16MW
VA
1MW
IN
14MW
CA
23MW
CO
1MW
AZ
2MW
NM
4MW
NC
4MW
MS
5MW
GA
22MW
HI
1MW
FL
1MW

A diverse portfolio of assets in 19 states and the District of Columbia

WGL
65

CUSTOMERS 66 Our portfolio is balanced with commercial, educational, government, retail, and utility customers

HIGH GROWTH MARKETS 67 4 11 23 45 58 79 105 160 298 385 852 1,925 3,372 4,761 6,247 7,260 16,000 2000 2016 Distributed Generation (U.S.) Solar MW Installed Source: GTM Research $6.3B $11.5B 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Projected ESCO Revenue (U.S.) Energy Service Company (ESCO) Market Source: Navigant Increases in distributed generation and ESCO markets will help drive segment growth

INVESTMENT UPDATE 68 Commercial DG at FY2016 Year End Capital invested: $600M Average annual output: 330,000 MWH Annual gross margin: $90 - $105/MWH Revenue & Incentives Rebates + Incentives 10% SREC Revenue 25% PPA Revenue 65% Assets in service and soon to commence service create a foundation of consistent annual gross margins

SYSTEMS EBIT 69 $12M $17M $30M Adjusted EBIT FY17E-FY20E Dist Generation 65%-75% Energy Efficiency 25%-35% Dist Generation 50%-60% Energy Efficiency 40%-50% $0M $50M $100M $150M FY14 FY15 FY16E Adjusted EBIT FY14 – FY20E Continuing to add assets and contracted revenues to drive sustainable long-term earnings growth

WGL MIDSTREAM ANTHONY M. NEE PRESIDENT, WGL MIDSTREAM

OVERVIEW 71 WGL Midstream WGL Midstream engages in developing, acquiring, managing and optimizing natural gas storage and transportation assets Capitalizing on the expanding demand for natural gas, WGL Midstream connects low cost producers to consumption markets WGL Midstream offers deep natural gas market knowledge and innovative transaction structures Quick Facts 30 BCF of low cost, high deliverability storage assets $83 million commitment in Constitution Pipeline (Williams) $410 million commitment in Central Penn Line (Williams) $228 million commitment in Mountain Valley Pipeline (EQT) 20 year GAIL agreement (in-service date of Cove Point) $89 million investment in Stonewall Gathering System

STORAGE 72 WGL Midstream controls 30 Bcf of low cost, high deliverability storage Assets are located in market areas for value creation and capture Most of the contracts are long-term and expire between 2016-2044 Many of the contracts have Right of First Refusal option Assets positioned to create value with both warm and cold weather volatility 10 BCF 22 BCF 24 BCF 30 BCF FY12 FY13 FY14 FY15 “Owned” Storage (BCF) Storage focus is on low cost assets

MARCELLUS 73 Tennessee Iroquois Millennium Transco Cove Point Dominion Columbia

STONEWALL 74 WGL Midstream exercised option to invest in Stonewall in February 2016 Designed to gather 1.4 Bcf per day within the state of West Virginia WGL Midstream invested $89 million for 35% share in pipeline Interconnects with Columbia Gas near Cleveland, WV compressor station System is in service and currently gathering 1 Bcf per day Cove Point Stonewall (35%) M3 (Momentum), Vega Energy $5-6 million in projected EBIT in FY2016, increasing to $13 million in FY2020

GAIL AGREEMENT 75 WGL Midstream has agreed to sell GAIL Global (USA) up to 430,000 Dth/day Agreement with GAIL is for a term of approximately 20 years Commences on in-service date of the Cove Point LNG export facility Majority of gas to be purchased through existing arrangement with Antero WGL Midstream will make deliveries using capacity released by GAIL Cove Point GAIL $9 million in projected EBIT in first full year, with Cove Point expected to be operational in late 2017

CONSTITUTION 76 WGL Midstream announced investment in Constitution Pipeline in 2013 Designed to transport 650,000 dth/day to major northeastern markets WGL Midstream will invest $83 million for 10% share in the pipeline Awaiting permit from New York Dept of Environmental Conservation Received FERC approval for tree felling activities in Pennsylvania Williams, Cabot, Piedmont Constitution (10%) Target in-service date: second half of 2017 $34 million invested to date

CENTRAL PENN 77 WGL Midstream announced investment in Central Penn Line in 2014 Designed to transport 1.7 Bcf per day as part of “Atlantic Sunrise” project WGL Midstream will invest $410 million for 21% share in the pipeline WGL Midstream will purchase 500,000 dth/day from Cabot over 15 year term Awaiting FERC Draft Environmental Impact Statement Central Penn (21%) Williams, Cabot, Ares EIF, Vega Target in-service date: second half of 2017 $47 million invested to date

MOUNTAIN VALLEY 78 WGL Midstream announced investment in Mountain Valley Pipeline in 2015 Designed to transport 2.0 Bcf per day from West Virginia to Virginia WGL Midstream will invest $228 million for 7% share in pipeline WGL Midstream will purchase 500,000 dth/day at Transco Zone 5 Station 165 Formal application requesting FERC authorization filed in October 2015 Mountain Valley (7%) EQT, NextEra, Con Edison, Vega, Roanoke Target in-service date: late 2018 $11 million invested to date

INVESTMENTS 79 Tennessee Iroquois Millennium Constitution (10%) GAIL Cove Point Dominion Columbia Central Penn (21%) Mountain Valley (7%) Stonewall (35%) Transco

MIDSTREAM EBIT 80 $5M -$4M $19M Adjusted EBIT FY17E-FY20E Infrastructure 80% Contracted/GAIL 0% Other/Storage 20% Infrastructure 80% Contracted/GAIL 10% Other/Storage 10% $0M $25M $50M $75M $100M $125M $150M $175M $200M FY14 FY15 FY16E Adjusted EBIT FY14 – FY20E Future earnings driven by pipeline investments, with commodity transactions and low cost storage adding value

CLOSING REMARKS TERRY MCCALLISTER CHAIRMAN AND CEO

EPS GROWTH 82 $3.76 $4.32 $2.68 $3.16 FY16 Guidance $3.00 - $3.20 FY17 Estimate $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 FY14 FY15 FY16E FY17E FY18E FY19E EPS Growth FY14 – FY19E Non-GAAP Operating Earnings Long-Term Non-GAAP EPS Growth of 7-10%

Q&A PANEL

APPENDIX

REGULATORY MATRIX 85 DC MD VA Surcharge recovery of accelerated investment ✓ ✓ ✓ Carrying costs on gas storage balances ✓ ✓ ✓ Carrying costs on over/undercollected gas costs ✓ --- ✓ Gas cost uncollectibles ✓ ✓ ✓ Bill normalization (RNA/WNA) RNA (req) RNA RNA/WNA

STATE REGULATORS 86 Public Service Commission of the District of Columbia Maryland Public Service Commission Virginia State Corporation Commission Commissioners / Term Expiration Joanne Doddy Fort (2016) Betty Ann Kane (2018) Willie L. Phillips (2018) Ann E. Hoskins (2016) W. Kevin Hughes (2018) Jeanette M. Mills (2019)* Michael T. Richard (2020)* Harold D. Williams (2017) Mark C. Christie (2022) James C. Dimitri (2020) Judith Williams Jagdmann (2018) Term Length 4 years 5 years 6 years Method of Appointment Nominated by Mayor; Confirmed by City Council Appointed by Governor; Confirmed by Maryland Legislature Elected by Virginia General Assembly Timing for New Rates No statutory deadline; policy is to issue decision within 3 months of the close of record Rates go into effect subject to refund after 210 days Rates go into effect subject to refund after 150 days * Must be confirmed by Maryland Senate

FY16 CORPORATE SCORECARD 87 Safe Delivery Employer of Choice Employee Work Safety ≤ 1.00 DART Employee Engagement ≥ 96% System Safety/Pipeline Integrity ≥ 100% Community Involvement ≥ 11,250 Hrs Performance Improvement Sustainability O&M Per Customer ≤ $273 Targets for GHG Reductions ≥ 95% Customer Value Reliable Supply Customer Revenue Growth $8.9M System Reliability ≥ 99.7% Customer Information System ≥ 90% Financial Performance Customer Satisfaction ≥ 87.5% Utility Return on Equity ≥ 9.6% Supplier Diversity Non-Utility Earnings ≥ 100% Target Defined Spending Percentage ≥ 23%

RATE BASE GROWTH

Rate Base Growth By Jurisdiction


$2.7B
DC $420M
MD $1,150M
VA $1,170M
$1.8B
DC $260M
MD $750M
VA $740M
FY2015
FY2020E

88

NON-GAAP RECONCILIATIONS 89

NON-GAAP RECONCILIATIONS 90

NON-GAAP RECONCILIATIONS 91

NON-GAAP RECONCILIATIONS 92

NON-GAAP RECONCILIATIONS 93